FOR IMMEDIATE RELEASE

CONTACTS:             James G. Rakes, President & CEO  (540) 951-6236
                      J. Robert Buchanan, Treasurer    (276) 979-0341


                            NATIONAL BANKSHARES, INC.
                         REPORTS SECOND QUARTER EARNINGS


BLACKSBURG,  VA, JULY 16, 2004:  National  Bankshares,  Inc. (Nasdaq SmallCap
Market: NKSH) today reported net income of $2.94 million, or basic net income per share of $0.84, for the second quarter ended June 30. Year-to-date net income is nearly $5.90 million, which is 8.52% above year-to-date net income for the same period in 2003. Total assets at the end of the second quarter were almost $788.43 million. The 11.46% increase in total assets over last year's figures reflects the purchase of assets of Community National Bank in Pulaski, Virginia and the purchase of certain assets, primarily loans, of the Richlands, Virginia branch office of FNB Southeast by the company's bank subsidiaries. Both of these transactions were completed in the first half of 2004.

        James G. Rakes, Chairman, President & CEO of National Bankshares, Inc. commented, "The recent purchase and assumption transactions have solidified the presence of our two banks in the Richlands and Pulaski markets. We want to warmly welcome the new customers who now bank with us as a result of these transactions." Mr. Rakes added, "At the mid-point of the year we are pleased with earnings. Net interest income has continued to increase as compared with the same period last year, and noninterest income totals are up nicely."

        National Bankshares, Inc. is the parent company of The National Bank, with headquarters in Blacksburg, Virginia, and of Bank of Tazewell County of Tazewell, Virginia. The two banks have a total of 25 office locations throughout Southwest Virginia. The company also operates a non-bank subsidiary, National Bankshares Financial Services, Inc., which does business as National Bankshares Investment Services and National Bankshares Insurance Services. National Bankshares, Inc. stock trades on the Nasdaq Stock Market with the symbol "NKSH". Additional information is available at www.nationalbankshares.com.

                            (unaudited tables follow)

National Bankshares, Inc. And Subsidiaries
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

(000's), except ratios and      Three months      Three months
percent data                       ending            ending                   Year-to-date    Year-to-date
Selected Consolidated Data:    June, 30 ,2004     June 30, 2003     Change   June 30 ,2004    June 30, 2003    Change
----------------------------------------------------------------------------------------------------------------------
Interest income                       $10,017         $10,396       -3.65%          $19,814      $20,872       -5.07%
----------------------------------------------------------------------------------------------------------------------
Interest expense                        2,659           3,256      -18.34%            5,258        6,734      -21.92%
----------------------------------------------------------------------------------------------------------------------
Net interest income                     7,358           7,140        3.05%           14,556       14,138        2.96%
----------------------------------------------------------------------------------------------------------------------
Provision for loan losses                 304             402      -24.38%              592          842      -29.69%
----------------------------------------------------------------------------------------------------------------------
Noninterest income                      1,681           1,504       11.77%            3,420        2,873       19.04%
----------------------------------------------------------------------------------------------------------------------
Noninterest expense                     4,915           4,569        7.57%            9,735        9,136        6.56%
----------------------------------------------------------------------------------------------------------------------
Income taxes                              884             872        1.38%            1,753        1,600        9.56%
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Net income                             $2,936          $2,801        4.82%           $5,896       $5,433        8.52%
----------------------------------------------------------------------------------------------------------------------
Basic net income per share              $0.84           $0.80        $0.04            $1.68        $1.55        $0.13
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Fully diluted net income per
  share                                   ---             ---          ---              ---          ---          ---
----------------------------------------------------------------------------------------------------------------------
Dividends per share                       ---             ---          ---              ---          ---          ---
----------------------------------------------------------------------------------------------------------------------
Dividend payout ratio                     ---             ---          ---              ---          ---          ---
----------------------------------------------------------------------------------------------------------------------
Book value per share                      ---             ---          ---           $23.12        22.34        $0.78
----------------------------------------------------------------------------------------------------------------------


Balance sheet at period-end:
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Loans, net                                ---             ---          ---         $458,853     $412,511      11.23%
---------------------------------------------------------------------------------------------------------------------
Total securities                          ---             ---          ---          258,014      230,560      11.91%
---------------------------------------------------------------------------------------------------------------------
Total deposits                            ---             ---          ---          704,327      625,847      12.54%
---------------------------------------------------------------------------------------------------------------------
Other borrowings                          ---             ---          ---              374          521     -28.21%
---------------------------------------------------------------------------------------------------------------------
Stockholders' equity                      ---             ---          ---           81,430       78,471       3.77%
---------------------------------------------------------------------------------------------------------------------
Total Assets                              ---             ---          ---          788,429      707,381      11.46%
---------------------------------------------------------------------------------------------------------------------


Daily averages:
---------------------------------------------------------------------------------------------------------------------
Loans,net                            $416,228        $412,829        0.82%         $409,720     $404,174       1.37%
---------------------------------------------------------------------------------------------------------------------
Total securities                      249,375         228,010        9.37%          244,889      225,590       8.55%
---------------------------------------------------------------------------------------------------------------------
Total deposits                        642,838         620,838        3.54%          633,249      615,646       2.86%
---------------------------------------------------------------------------------------------------------------------
Other borrowings                          178             167        6.59%              226          203      11.33%
---------------------------------------------------------------------------------------------------------------------
Stockholders' equity                   82,967          77,091        7.62%           83,085       75,849       9.54%
---------------------------------------------------------------------------------------------------------------------
Interest-earning assets               692,101         668,267        3.57%          684,299      661,685       3.42%
---------------------------------------------------------------------------------------------------------------------
Interest-bearing liabilities          552,946         540,514        2.30%          546,696      538,726       1.48%
---------------------------------------------------------------------------------------------------------------------
Total Assets                          728,378         700,575        3.97%          719,195      694,276       3.59%
---------------------------------------------------------------------------------------------------------------------


Financial ratios: Note (1)
---------------------------------------------------------------------------------------------------------------------
Return on average assets                1.62%           1.60%         0.02            1.65%        1.58%        0.07
---------------------------------------------------------------------------------------------------------------------
Return on average equity               14.23%          14.57%        -0.34           14.27%       14.44%       -0.17
---------------------------------------------------------------------------------------------------------------------
Net interest margin                     4.70%           4.72%          ---            4.70%        4.81%       -0.11
---------------------------------------------------------------------------------------------------------------------
Efficiency ratio                          ---             ---          ---           50.04%       49.34%        0.70
---------------------------------------------------------------------------------------------------------------------
Average equity to average
  assets                               11.39%          11.00%         0.39           11.55%       10.92%   0.63
---------------------------------------------------------------------------------------------------------------------
 Note (1)  Ratio change measured in bp


Allowance for loan losses:
---------------------------------------------------------------------------------------------------------------------
Beginning balance                      $5,420          $5,390        0.56%           $5,369       $5,092       5.44%
---------------------------------------------------------------------------------------------------------------------
Provision for losses                      304             402      -24.38%              592          842     -29.69%
---------------------------------------------------------------------------------------------------------------------
Charge-offs                              -395            -333       18.62%             -680         -602      12.96%
---------------------------------------------------------------------------------------------------------------------
Recoveries                                 59              34       73.53%              107          161     -33.54%
---------------------------------------------------------------------------------------------------------------------
Acquisition of C.N.B.                     498             ---      100.00%              498          ---     100.00%
---------------------------------------------------------------------------------------------------------------------
Ending balance                         $5,886          $5,493        7.15%           $5,886       $5,493       7.15%
---------------------------------------------------------------------------------------------------------------------


Nonperforming assets:
---------------------------------------------------------------------------------------------------------------------
Nonaccrual loans                          ---             ---          ---             $550         $106     418.87%
---------------------------------------------------------------------------------------------------------------------
Restructured loans                        ---             ---          ---              ---          ---         ---
---------------------------------------------------------------------------------------------------------------------
Total nonperforming loans                 ---             ---          ---              550          106     418.87%
---------------------------------------------------------------------------------------------------------------------
Other real estate owned                   ---             ---          ---            1,489          743     100.40%
---------------------------------------------------------------------------------------------------------------------
Total nonperforming assets                ---             ---          ---           $2,039         $849     140.16%
---------------------------------------------------------------------------------------------------------------------


Asset quality ratios: Note (2)
---------------------------------------------------------------------------------------------------------------------
Nonperforming loans to total
  loans                                   ---             ---          ---            0.12%        0.03%        0.09
---------------------------------------------------------------------------------------------------------------------
Allowance for loan losses to
  total loans                             ---             ---          ---            1.27%        1.31%       -0.04
---------------------------------------------------------------------------------------------------------------------
Allowance for loan losses
  to nonperforming loans                  ---             ---          ---         1070.18%     5182.08%    -4111.90
---------------------------------------------------------------------------------------------------------------------
 Note (2)  Ratio change measured in bp

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